Amendment No. 1             Exhibit 10.b
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                         CROWN CORK & SEAL COMPANY, INC.
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                  1994 STOCK-BASED INCENTIVE COMPENSATION PLAN
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     Pursuant to the power reserved to it in Section 11 of the Crown Cork & Seal
Company, Inc. 1994 Stock-Based Incentive Compensation Plan ("Plan"), Crown Cork & Seal Company, Inc. hereby amends the Plan, effective September 21, 1998, as follows:

1.       SECTION 8.8 is amended in its entirety to read as follows:

         "8.8.    Termination by Reason of Retirement or Disability:
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     (A)  If a Holder's  employment  by the Company,  a Subsidiary  or Affiliate terminates by reason of disability (as determined by the Committee) any unexercised Option granted to the Holder may thereafter be
          exercised  by  the  Holder  (or,  where   appropriate,   the  Holder's
          transferee or legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of 24 months or such shorter period as determined by the Committee (3 months in the case of an Incentive Stock Option) from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter.

     (B) If a Holder's employment by the Company, a Subsidiary or Affiliate terminates by reason of Retirement, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder's transferee or legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of up to five years or such shorter period as determined by the Committee (3 months in the case of an Incentive Stock Option) from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter."

                                 * * * * * *

     To record the adoption of this Amendment No. 1 to the Plan, Crown Cork & Seal Company, Inc. has authorized its officers to affix its corporate name and seal effective as of the day and year first above written.



CORPORATE SEAL                              CROWN CORK & SEAL COMPANY, INC.


Attest:                                     By:    /s/ Alan W. Rutherford
                                            Title: Executive Vice President and
                                                   Chief Financial Officer